Agreement No. ____________________


                             CONSTRUCTION AGREEMENT


     This agreement ("Agreement") is made and entered into as of the 20th day of June, 1996 (the "Effective Date"), by and between: Morgan Associates, Inc., a Kansas corporation, hereinafter referred to as "MORGAN", and Enron Liquids Pipeline Operating Limiting Partnership, a Delaware limited partnership, hereinafter referred to as "ELPOLP".

                                WITNESSETH THAT:

     WHEREAS, MORGAN desires the performance by an independent contractor of certain Work pertaining to the engineering, procurement, management, and construction of a certain Odessa Lateral and Meter facility (the "Facilities").

     NOW, THEREFORE, in consideration of the amount(s) of money to be paid by MORGAN to ELPOLP, and other mutual covenants, agreements and obligations of the parties hereinafter set forth, the parties do hereby agree as follows:

1.   Scope of Work.  ELPOLP shall  furnish  and  pay  for all costs and expenses associated with the acquisition of MORGAN's Premises, and any labor, supervision, tools, technical capability, transportation, materials, supplies, and all other items or accessories necessary for ELPOLP to perform and accomplish the Work defined and described in Exhibit "A" and in accordance with the terms, conditions, and standards of this Agreement, including the Plans and Specifications in Exhibit "B" (the "Work"). As part of the Work, ELPOLP shall prepare and deliver to MORGAN all design, construction, operation and maintenance information, including, but not limited to, "as-built" drawings, schematics and flow diagrams as MORGAN may reasonably require for the ongoing operation and maintenance of the Facilities.

2. Rights of Way. ELPOLP will research title and prepare the documents required to obtain and acquire on behalf of MORGAN all Work places, land, rights of way grants, permits, easements, surface easements, fee property (including all land) necessary for the Facilities (hereinafter collectively defined as "MORGAN's Premises"), which MORGAN's Premises shall include, without limitation: (a) permanent easement rights pursuant to the Pipeline Easement (the "Southdown Easement") dated November 29, 1995, from Southdown, Inc., aka Southwestern Portland Cement Company, over the real property described therein; (b) permanent easement rights pursuant to the Pipeline Easement (the "P&C Easement") dated November 28, 1995, from Pevehouse & Christensen Ranch Corporation, over the real property described therein, and (c) permanent real

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     property  interests as necessary to accommodate the metering  facilities to be constructed as part of the Facilities (the "Meter Easement"). ELPOLP's title research and document preparation in connection with acquisition of MORGAN's Premises shall be in accordance with ELPOLP's internal standards and practices for acquisition of similar rights of way, easements, etc. ELPOLP will supply MORGAN with information pertaining to title research and document preparation in connection with MORGAN's Premises. MORGAN may request additional title research or changes to the documents as MORGAN may feel necessary. Should ELPOLP be unable to acquire the necessary rights of way at a reasonable cost, or if escalated, at a cost acceptable to MORGAN, on or before June 15, 1996, this agreement and all further obligations hereunder shall terminate. Unless otherwise approved in writing by MORGAN, ELPOLP will acquire on behalf of MORGAN permanent rights to MORGAN's Premises by the payment of a one-time lump sum amount for each respective right of way, easement, etc. (such lump sum payments to be included as part of the Contract Price hereunder), and there will be no requirement for payment of periodic fees (e.g., lease or royalty payments) for retaining rights to or use of MORGAN's Premises.

3. Term. This Agreement shall commence on the Effective Date and shall automatically terminate upon MORGAN's acceptance of the Work and MORGAN's payment therefore to ELPOLP as described herein.

4. Price. MORGAN as total consideration for the Work to be performed, shall pay ELPOLP the total accumulated costs of supervision, engineering, procurement services, costs of the acquisition of MORGAN's Premises, materials, costs of rights of way, rights of temporary ingress and egress, damages to landowners, fees, bonds, insurance, losses not compensated by insurance, inspection services, direct and contract and subcontracted labor, transportation and living expenses, use of furnished equipment, commissioning, permitting, project documentation, taxes, supplies, equipment and services, interest incurred from initial expenditure until final payment has been received, and all other costs and expenses incurred by ELPOLP in the performance and completion of the Work, not to exceed $2,000,000.00 (the "Contract Price"). In the event that ELPOLP determines that the total costs and expenses which it has or will incur in the performance and completion of the Work (i.e., in order to complete the Facilities pursuant to the standards defined and described in Exhibits A and B hereto) will exceed $2,000,000.00, ELPOLP will promptly notify MORGAN of such circumstance, providing reasonable details regarding the basis for such increased costs and expenses and the total expected cost and expense for completion of the Facilities. Upon receiving such written notice of expected cost increase, MORGAN may elect to either (i) approve the cost

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     increase,  in which event the "Contract  Price" shall  thereafter  mean the revised amount that has been designated by ELPOLP as the cost for completing the Work, or (ii) elect not to proceed with the construction of the Facilities or completion of the Work, and in such event, MORGAN shall convey to ELPOLP, without any warranties, title to MORGAN's Premises and to all Work in process, completed Work, supplies, and other materials produced or acquired for the Work, and ELPOLP shall refund and reimburse to MORGAN any and all amounts which MORGAN has paid or advanced hereunder.

     Should MORGAN authorize ELPOLP to perform additional Work which is not within the scope and intent of this Agreement, such Extra Work shall be reimbursed in accordance with Paragraph 11 of this Agreement.

5.   General Payment Conditions.

     (a) Following completion of the Work (but not earlier than July 1, 1996), ELPOLP shall prepare an invoice (the "Invoice") for the total amount accrued to ELPOLP for the Work (but which may not be more than the Contract Price unless agreed to as provided in Paragraph 4). MORGAN shall pay ELPOLP the amount accrued as shown by the Invoice, less any amounts reflecting payment that may have been made on previous invoices, within thirty (30) days after receipt of the Invoice by MORGAN. Submission of the Invoice by ELPOLP to MORGAN shall constitute ELPOLP's acknowledgement and agreement that the "Initial Transportation Date" has occurred under that certain Transportation Agreement between MORGAN and ELPOLP related to the Facilities and that all conditions precedent to such "Initial Transportation Date" have been satisfied.

     (b) MORGAN's payment of the Invoice or MORGAN's earlier shipment of carbon dioxide through the Facilities shall constitute MORGAN'S acceptance of the Work. Acceptance by ELPOLP of such final payment shall constitute a waiver by it of all claims against MORGAN related to or arising out of this Agreement. Such final acceptance and payment by either party hereto shall not, however, release either party from any unperformed obligations hereunder.

     (c) It is understood and the parties hereto agree that the sums to be paid, as set forth above, shall be the entire consideration to be received by ELPOLP from MORGAN for the Work performed hereunder, and that said sums shall include any and all taxes and contributions as set forth in Paragraph 14 hereinbelow. ELPOLP shall, where applicable, separately list on its invoices all valid sales taxes on services provided hereunder.


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6.   Notices. All notices, consents,  requests,  invoices or statements provided for or permitted to be given under this Agreement must be in writing and are effective on actual receipt by the intended recipient or by delivery to the address, or facsimile number during working hours (8:00 a.m. to 5:00 p.m. CST) for the recipient listed below:

     TO ELPOLP:                     TO MORGAN

     Enron Liquids Pipeline         Morgan Associates, Inc.
     Operating Limited Partnership  Attn:  William V. Morgan
     Attn:  Russell Martin          Plaza Time Building
     P.O. Box 1188                  411 Nichols Road, Suite 225
     Houston, Texas 77251-1188      Kansas City, Missouri 64112
     Telephone:  713-853-3589       Telephone:  816-931-5750
     Fax:  713-646-5824             Fax:  816-931-9170


     All notices, invoices, and other communications ("Notices") shall be sent to the parties at their respective addresses in writing and as set forth above. Notices sent through the mail shall be deemed to have been received on the third (3rd) day after post marking.

7. Tax Identification Number. ELPOLP hereby designates no. 76-0380015 as its tax identification number for all purposes which may require MORGAN to report to taxing authorities moneys paid to ELPOLP for Work provided hereunder.

8. Exhibits. This Agreement consists of the following Exhibits, all of which are attached hereto and by this reference made a part hereof:

     Exhibit A -  Scope of Work
     Exhibit B -  Plans and Specifications

9. Inspection of the Work. MORGAN's Representative shall at all times have access to the Work wherever it is in preparation or progress, and to any other location where equipment or material for the Work, if any, is being fabricated or stored by ELPOLP or its subcontractors, provided, however, that no inspection or suggestion by MORGAN Representative or MORGAN employees or agents shall operate to control the method of performance of the Work hereunder, the manner and method of performing the same being under the sole control and direction of ELPOLP, MORGAN having interest only in the results obtained, and ELPOLP shall perform all Work hereunder as an independent contractor with full control and detailed manner and means of performance.

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10.  Representations, Warranties and Guarantees. With respect to this Agreement,
     ELPOLP covenants, warrants, guarantees and represents to MORGAN that:


     (a) The Work will be accomplished in good and workmanlike manner with approved practices and standards of the industry, and with all plans and specifications made a part of this Agreement. ELPOLP shall employ such methods, tools, equipment, and subcontractors in the performance of the Work under this Agreement as will ensure Work of reasonable accuracy.

     (b) ELPOLP has authority to do business in the state in which the Work is to be performed.

     (c) ELPOLP shall comply with all valid applicable federal, state and local laws, ordinances and regulations thereunder, issued or promulgated by units of government and regulatory bodies with jurisdiction over any aspect of the Work.

     (d)  Upon  completion  of the  Work,  the  site as it  relates  to the Work performed by ELPOLP will comply with the requirements of all permits and all valid and applicable statutes, ordinances, orders, rules and regulations of the federal, state, and local governments having jurisdiction thereof.

     (e) During the "Warranty Period" (hereinafter defined), ELPOLP shall repair or correct at its expense any defects due to ELPOLP's faulty workmanship. In any event, ELPOLP's liability therefor shall be limited to the Contract Price. ELPOLP's sole obligation to MORGAN with regard to repair or corrective Work required of any supplier of equipment or materials provided by ELPOLP hereunder and not manufactured by ELPOLP shall be to assign to MORGAN the warranty or guarantee of such supplier and to cooperate and assist MORGAN in MORGAN's enforcement of its remedies and if requested by MORGAN to perform any such repair or corrective Work at cost less such credits as are recovered from such supplier. ELPOLP guarantees the workmanship for a period of twelve (12) months from MORGAN's acceptance of the Work (the "Warranty Period"). EXCEPT AS SPECIFICALLY WARRANTED BY ELPOLP UNDER THIS AGREEMENT, ELPOLP MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS OR MERCHANTABILITY, AND ANY STATUTORY WARRANTIES OR REMEDIES INCONSISTENT WITH THIS CONTRACT ARE EXPRESSLY WAIVED. THE FOREGOING SHALL BE APPLICABLE EVEN IF THE LIABILITY ASSERTED IS BASED ON THE NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF THE PARTY TO BE INDEMNIFIED, AND REGARDLESS OF WHETHER THE ACTION OR CLAIM IS BASED IN CONTRACT, TORT, WARRANTY, STATUTE OR OTHERWISE.

11. Extra Work - Changes. MORGAN may require ELPOLP to perform work or furnish materials or equipment, or the use thereof, in

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     connection  with  the  Work  which  are  not  included  in  this  Agreement
     (hereinafter referred to as "Extra Work"). Extra Work may be occasioned by major changes in pipeline specifications or routing requiring additional work or materials of a materially different nature, kind and cost from that contemplated at the time of execution of this Agreement, or the performance of other or additional work incident to the completion of the project or facilities herein involved, but not in contemplation of the parties at the time of execution of this Agreement.

     ELPOLP shall not perform any Extra Work without first having secured written authorization from MORGAN which shall be signed by MORGAN's Representative. Such authorization shall describe the Work to be done and specify the price to be paid therefor, or the basis on which such price shall be calculated.

12.  Termination and Interruption.

     (a) In the event that the Work may be delayed due to any federal, state, or other regulatory authority taking any action, or refraining from doing an act, or should any other condition arise from such authorities which may cause a delay of the Work, ELPOLP shall make all reasonable efforts to resolve such a delay. However, in the event such efforts do not satisfy said authorities (or the cause of such delay) and the Work is therefore indefinitely delayed, which, in ELPOLP's or MORGAN's reasonable judgment, shall make it unreasonable for ELPOLP to proceed with all or any part of the Work under this Agreement, MORGAN and ELPOLP may terminate the Work by giving the other party five (5) days written Notice of such partial or complete cancellation or termination.

     If Work is so terminated after commencement of any Work hereunder, MORGAN shall pay ELPOLP for Work which has been satisfactorily performed to the date of termination for which ELPOLP has not previously been paid by MORGAN, in accordance with this Agreement, including ELPOLP's costs associated with proposal preparation, the purchase of equipment or materials or supplies, the acquisition of rights of way and rights of ingress and egress, the hiring of Subcontractors, and the hiring or reassignment of employees assigned to the Work and any other charges or costs associated with the cessation of the Work.

     (b) Upon notice of termination pursuant to this Paragraph:

         1.   ELPOLP shall discontinue further Work so terminated.


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         2.   ELPOLP and/or its  contractors and  subcontractors  shall have the right to remove its equipment, tool sand appliances from the site of the Work (and in either case its personnel).

         3. ELPOLP shall transfer title and deliver to MORGAN the Work in process, completed Work, supplies, and other materials produced or acquired for the Work terminated, as well as the completed or partially completed plans, Drawings, information, and other property that, if the Agreement had been completed, would be required to be furnished to MORGAN.
               "Drawings" as used herein shall mean all graphs,  depictions, and other visual layouts prepared by ELPOLP to describe the Work.

         4.   Morgan shall thereafter assume all
              obligations, commitments and other
              liabilities that ELPOLP has therefore
              incurred or made in connection with its
              performance of the Work and for which ELPOLP has not been paid and released; provided, however, that MORGAN shall not be required to make any payments to ELPOLP in excess of the Contract Price.

              Failure of MORGAN or ELPOLP to exercise any of the rights given it under this paragraph in any instance or instances shall not be deemed or adjudged a waiver of such right in other instances.

              Termination of this Agreement shall not relieve any party from any obligation accruing or accrued to the date of such termination, nor deprive a party not in default of any remedy otherwise available to it. The indemnification provisions of this Agreement shall survive such termination relative to all claims and other indemnified matters, discovered or undiscovered, arising out of, in connection with, or incident to this Agreement.

     (c) MORGAN or ELPOLP may temporarily interrupt or shut down all or a portion of the Work hereunder upon reasonable advance Notice, if any state, federal, or other regulatory authority shall take any action or shall fail to issue or shall withhold any authorization, which shall make proceeding with the Work inadvisable or imprudent. If all or a portion of the Work is thus temporarily shut down, ELPOLP shall be paid its unrecoverable costs and expenses incurred directly applicable to such interruption.

13. Force Majeure. No delays in or failure or omission in the performance of any obligation under this Agreement by ELPOLP or MORGAN, other than payment of money, shall constitute

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     default under this  Agreement if and to the extent such delay or failure of performance is caused by occurrences beyond the control of ELPOLP or MORGAN, and which by the exercise of due diligence such party shall not have been able to avoid or overcome, including, but not limited to: acts of God or the public enemy; expropriation or confiscation of facilities; compliance with any order or request of any governmental authority; fires, floods, explosion, accidents; strikes, walkouts or other concerted work stoppages. In the event that ELPOLP has not secured all easements, permits and licenses required of it in order to proceed with the construction phase of the Work, or in the event of any other force majeure condition, which force majeure condition prevents ELPOLP from commencing construction of the facilities contemplated herein, the construction of such facilities shall not begin until such easements, permits, and licenses are secured. If such time delay or other force majeure condition causes an increase to ELPOLP's labor, equipment, or material costs to complete the Work by the Date stated herein, or such later date if force majeure causes delay to construction, ELPOLP shall furnish to MORGAN supporting documentation evidencing such increase in costs, and ELPOLP shall be paid such increase in costs. In the event of a force majeure occurrence, the party whose performance is prevented by such occurrence shall notify the other party, in writing, as soon as reasonably possible and give full particulars thereof and shall reasonably endeavor to remedy the situation as soon as possible.

14.  Taxes and Other Payments.

     (a) Sales and Use Taxes

     ELPOLP agrees that the total consideration to be paid for Work performed under this Agreement includes any such sales, use, gross receipts or like taxes on materials, supplies, equipment or services furnished by ELPOLP and on services performed by ELPOLP. ELPOLP shall obtain the necessary permits and licenses to remit sales, use, gross receipts and like taxes to the applicable taxing authority. ELPOLP agrees to be responsible for all taxes, penalties and interest resulting from ELPOLP's failure to properly remit itemized taxes to the applicable taxing authority. Upon written notice to ELPOLP, MORGAN may elect to directly remit sales, use, gross receipts or like taxes to the taxing authority to whom such taxes are due and directly payable. If MORGAN exercises such election, MORGAN shall provide ELPOLP with written evidence, as required by applicable taxing authority, prior to ELPOLP's procurement or payment of taxable purchases.

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     (b) Other

     ELPOLP assumes full responsibility for and agrees to pay for, and agrees that the price to be paid by MORGAN as set herein shall be fully inclusive of, all labor, including overtime as legally required,all overhead, and all contributions and taxes payable under federal and state social security acts, old age pension, worker's compensation laws, unemployment compensation laws and income tax laws and any other applicable laws as to all of its employees and agents engaged in the performance of the Work hereunder, and ELPOLP hereby agrees to be responsible for any failure by ELPOLP or any of its subcontractors to pay or withhold taxes, charges or compensation due on behalf of its employees or agents involved in the Work.

15. General Indemnity. ELPOLP AND MORGAN AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS AND LIABILITIES OR EVERY KIND, INCLUDING ALL EXPENSES OF LITIGATION, COURT COSTS, AND ATTORNEY'S FEES, FOR INJURY TO OR DEATH OF ANY PERSON, OR FOR LOSS OR DAMAGE TO ANY PROPERTY CAUSED BY THE NEGLIGENT ACT OR OMISSION OF ANY EMPLOYEE, AGENT OR SUBCONTRACTOR OF THE INDEMNIFYING PARTY IN THE PERFORMANCE OF THE INDEMNIFYING PARTY'S OBLIGATIONS HEREUNDER. IN THE EVENT ANY INJURY TO OR DEATH OF ANY PERSON, OR LOSS OR DAMAGE TO ANY PROPERTY IS CAUSED BY THE CONCURRENT NEGLIGENCE OF BOTH PARTIES HERETO OR OF EITHER PARTY HERETO AND A THIRD PARTY, THE INDEMNIFYING PARTY HERETO SHALL INDEMNIFY THE OTHER PARTY ONLY TO THE EXTENT ITS NEGLIGENCE CONTRIBUTED TO SUCH DAMAGE OR INJURY. NEITHER PARTY SHALL HAVE LIABILITY FOR ANY CLAIM, DAMAGE OR CAUSE OF ACTION RESULTING FROM THE WILLFUL MISCONDUCT, BAD FAITH OR NEGLIGENT ACTS OR OMISSIONS OF THE OTHER PARTY'S EMPLOYEES, AGENTS OR CONTRACTORS OR SUBCONTRACTORS.

     NOTWITHSTANDING ANY PROVISION OF THIS PARAGRAPH 15, WHERE PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO PROPERTY RESULTS FROM THE JOINT OR CONCURRENT NEGLIGENCE OR WILLFUL MISCONDUCT OF BOTH ELPOLP AND MORGAN, THE PARTIES' DUTY OF INDEMNIFICATION SHALL BE IN PROPORTION TO EACH PARTY'S ALLOCABLE SHARE OF JOINT OR CONCURRENT NEGLIGENCE OR WRONGFUL MISCONDUCT EVEN IF ONE OF THE PARTIES IS MORE THAN FIFTY PERCENT (50%) AT FAULT.

16. Limitation of Liability. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ELPOLP OR MORGAN BE LIABLE TO THE OTHER PARTY HERETO FOR ANY LOST OR PROSPECTIVE PROFITS OR ANY OTHER SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR INDIRECT LOSSES OR DAMAGES (IN TORT, CONTRACT OR OTHERWISE), UNDER OR IN RESPECT HERETO HOWSOEVER CAUSED, WHETHER OR NOT ARISING FROM ELPOLP'S OR MORGAN'S SOLE, JOINT OR CONCURRENT NEGLIGENCE.

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17.  Safety   Precautions.   ELPOLP  shall  be  responsible  for  and  take  all
     necessary and proper safety precautions to protect from accident or injury, all persons, including its employees and its subcontractors' employees, who may be at or on MORGAN's Premises where the Work is being performed. ELPOLP shall establish and enforce adequate, reasonable, prudent and proper safety rules and procedures and emergency procedures necessary for safe completion of the Work.

18. Compliance With Laws and Regulations. ELPOLP certifies that unless specifically exempted, all products, or services furnished under this Agreement have been furnished in compliance with all applicable laws and regulations.

19. Environmental Waste. Notwithstanding any provisions contained to the contrary, in the event that the Work requires ELPOLP to remove or handle hazardous materials, waste or soils or materials contaminated with such materials, waste or substances ("Waste"), except for Wastes that are brought onto MORGAN's
     Premises by ELPOLP or its subcontracts or are present upon MORGAN's Premises arising from the negligence or willful misconduct of ELPOLP or its subcontractors or first generated by ELPOLP or its subcontractors at their own premises, MORGAN SHALL REMAIN RESPONSIBLE
     FOR SUCH WASTES AND FOR ANY POLLUTION EMANATING FROM
     MORGAN'S PREMISES AND SHALL DEFEND,INDEMNIFY AND HOLD
     ELPOLP HARMLESS FROM AND AGAINST ANY LOSS, COST,
     CLAIM, DAMAGE, LIABILITY, FINE OR PENALTY INCURRED BY
     ELPOLP WHICH RESULTS OR IS ALLEGED TO RESULT FROM
     ELPOLP'S PERFORMANCE OF SUCH WORK, HOWEVER ARISING;
     PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY SHALL
     NOT APPLY WITH RESPECT TO ANY SUCH LOSSES, COSTS,
     CLAIMS, DAMAGES, LIABILITIES, FINES OR PENALTIES
     ARISING FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF
     ELPOLP OR ITS SUBCONTRACTORS. Waste as used herein shall include, but not be limited to, any garbage, refuse, sludge and other present or discarded material, including solid, liquid, semisolid, or contained gaseous materials resulting from industrial, commercial, mining and agricultural activities or from community or individual activities, and including all waste classified as "hazardous" pursuant to the Resource Conservation and Recovery Act, as amended; "toxic waste" pursuant to the Toxic Substances Control Act, as amended; or asbestos. ELPOLP shall notify MORGAN of any discovery of any Waste associated with the Work, but ELPOLP shall not be required to arrange for the disposal or off-site removal of such Waste unless (i) specifically agreed upon in writing by a duly authorized officer of ELPOLP, or (ii) such Waste was brought onto MORGAN's Premises by ELPOLP or its subcontractors or is present upon MORGAN's Premises arising from the negligence or willful misconduct of ELPOLP or its subcontractors.

20.  Compliance With DOT Anti-Drug and Alcohol Misuse
     Regulations. MORGAN under 49 CFR Parts 199 and 40, is required by law to ensure compliance with the pipeline safety regulations for drug and alcohol testing applicable to its contractors, subcontractors and their agents, performing operations, maintenance, or emergency response functions on a pipeline or LNG facility subject to Parts 191, 192, 193 and 195 of Title 49 of the Code of Federal Regulations. ELPOLP agrees to comply with such requirements and will require compliance by its employees, agents, contractors and subcontractors.

21. Independent Contractor. The parties hereto agree that the Work rendered by ELPOLP in the fulfillment of the terms and obligations of this Agreement shall be as an independent contractor, and this Agreement does not create an employer/employee relationship between MORGAN and ELPOLP. ELPOLP is not entitled to the benefits provided by MORGAN or its parent, subsidiaries or affiliates to their employees, and ELPOLP is not an agent, partner, or joint venturer of MORGAN, its parent or any subsidiary or affiliate.
     ELPOLP shall act at its own risk and expense in its fulfillment of the terms and obligations of this Agreement and agrees to employ and direct any persons performing any Work hereunder. ELPOLP shall not represent itself to third persons to be other than an independent contractor of MORGAN, nor shall ELPOLP offer to agree to incur or assume any obligations or commitments in the name of MORGAN.

22.  Governing Law.  Unless otherwise specified, this
     Agreement and the rights and duties of the parties arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except provisions of that law referring to governance or construction of the laws of another jurisdiction. Any action arising out of this Agreement or the rights and duties of the parties arising out of this Agreement may be brought, if at all, only in the courts of Texas. Venue shall be proper in Harris County.

23. Subcontracting. ELPOLP shall cause each subcontractor to assume and satisfy all obligations of ELPOLP hereunder to the full extent same may be applicable to the portions of the Work subcontracted. ELPOLP shall be liable for all acts and omissions of any subcontractor or any of their employees or agents, as if performed or omitted by ELPOLP.

24. Contractual Rights. The terms and provisions of this Agreement shall inure to the benefit of and be binding upon the successor, assigns and representatives of the parties hereto. The provisions of this Agreement shall not impart rights enforceable by any person, firm or organization not a party or not bound as a party, or not a permitted successor or assignee of a party bound to this Agreement.

25.  Assignability.  Neither party may assign its rights
     under this Agreement without the prior written
     consent of the other party, which shall not be
     unreasonably withheld.  Written consent to assign
     said rights shall not be necessary when this
     Agreement is assigned in whole or in part to a wholly
     owned subsidiary or affiliate, or by:  (i) name
     change, or (ii) merger, or (iii) formation of a new
     company, or (iv) stock purchase.  If and in the event
     MORGAN desires to sell the Facilities then MORGAN
     shall give at least thirty (30) days notice to ELPOLP
     setting forth the name of the potential buyer and
     ELPOLP shall, within said thirty (30) day period,
     elect to either terminate this Agreement or to
     approve MORGAN's assignment of this agreement to the
     potential buyer.

26. General. The terms and provisions of this Agreement are intended to supersede any conflicting terms or conditions in any other agreement between the parties. This Agreement contains the entire agreement between the parties and shall not be modified or supplemented except by written instrument duly executed by both parties. If any provision of this Agreement shall, for any reason, be held violative of any applicable law, and so much of said
     Agreement is held to be unenforceable, then the invalidity of such a specific provision herein shall not be held to invalidate any other provisions herein, which other provisions shall remain in full force and effect unless removal of said invalid provision destroys the legitimate purposes of this Agreement, in which event this Agreement shall be canceled. The terms and provisions of Paragraphs 2, 10, 15, 19, 22, 23 and 27 shall survive the termination of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

27. Claims. MORGAN shall assert any and every "Claim" of any kind or nature whatsoever under this Agreement
     ("Claim" to include, without limitation, any Claim relating to, associated with, arising out of or in any way incidental to the Work or the execution, inducement to enter into, performance, non-performance, or breach of this Agreement) exclusively against ELPOLP and not against any one or more of its partners nor the general partner, Enron Liquids
     Pipeline Company, nor their officers, directors, employees, or agents nor entities affiliated with it by common ownership or control, nor any of them individually or collectively; and MORGAN shall enforce or attempt to enforce against the assets of ELPOLP and not against the assets of any partner, general partner, affiliated entity, nor any of their officers, directors, employees or agents, except the general partner's interest in ELPOLP.

28. Cooperation. The parties shall take such reasonable further actions, execute such further documents and otherwise cooperate and assist one another in any manner reasonably necessary to give effect to and carry out the provisions hereof.


IN WITNESS WHEREOF, this Agreement is executed on the day and year first above written, but is effective on the Effective Date.


"ELPOLP"                       "MORGAN"
Enron Liquids Pipeline
Operating Limited Partnership
by Enron Liquids Pipeline
Company, its General Partner   Morgan Associates, Inc.

By: /s/ Ray Kaskel             By: /s/ William V. Morgan

Title: President               Title: President

Witness/Attest                 Attest:

By: /s/ Thomas P. Tosoni       By:

Title: Assistant Secretary     Title:

(SEAL                          (SEAL)

-------------------------------------------------------------------------
                               EXHIBIT "A"

                               OCS ROSWELL

                          PROJECT COST ESTIMATE
                                 5/2/96

-------------------------------------------------------------------------

CUSTOMER COMPANY NAME: ENRON LIQUIDS
     PROJECT NAME:    6" SO. ODESSA LAT.
      W.O. NUMBER:
  PROJECT MANAGER:    JOE MILLS
  REVISION NUMBER:    ALLIANCE ESTIMATE

-------------------------------------------------------------------------

                              PROJECT SCOPE

-------------------------------------------------------------------------

CO2 PIPELINE: INSTALL 11.1 MILES OF PIPELINE, SIDE VALVE AND METER
STATION FACILITY
   1) PIPING WILL BE 6" AND MATCH GRADE AND WALL IN DESIGN
   2) LOCATION WILL BE BETWEEN PENWELL AND ODESSA, TX.
   3) LINE WILL TIE IN AT THE CENTRAL BASIN PIPELINE PIG LAUNCHER/RECEIVERS NEAR PENWELL
   4) THE LINE PROCEEDS APPROXIMATELY DUE EAST TO A DELIVERY POINT TO
      PHILLIPS






                                       BEST         WORST      MOST PROB.






COST FOR ESTIMATE/CO2 PIPELINE    $  1,238,840  $  1,587,989  $1,402,532

















-------------------------------------------------------------------------

-------------------------------------------------------------------------

                               OCS ROSWELL

                          PROJECT COST ESTIMATE
                                 5/2/96

-------------------------------------------------------------------------

CUSTOMER COMPANY NAME: ENRON LIQUIDS
     PROJECT NAME:    6" SO. ODESSA LAT.
      W.O. NUMBER:
  PROJECT MANAGER:    JOE MILLS
  REVISION NUMBER:    ALLIANCE ESTIMATE

-------------------------------------------------------------------------

                          NOTES AND ASSUMPTIONS

-------------------------------------------------------------------------

   1) PROJECT IS FOR 11.1 MILES OF 6 INCH PIPELINE
   2) PROJECT REQUIRES SIDE VALVE SETTING ON PIPELINE
   3) MEASUREMENT STATION WILL BE INSTALLED WITH PIPELINE



































-------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL

                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                           MATERIAL AND EQUIPMENT COSTS

--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MOST
                                                                                        BEST CASE      WORST CASE       PROBABLE
                   DESCRIPTION                                                            COST            COST            COST
                                                     Qty.       Unit     Unit Cost      ESTIMATE        ESTIMATE        ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
P.U. NO.
------------------------------------------------------------------------------------------------------------------------------------
340-06     6" PIPE (E)        (.1)  (.1)(.2)(.7)     58600       FT    $ 6.37            $ 354,530       $ 410,200       $ 373,282
------------------------------------------------------------------------------------------------------------------------------------
534-01     4" METER RUN (E)   (.1)  (.1)(.2)(.7)       1         EA    $ 9,000           $   8,100       $   9,900       $   9,000
------------------------------------------------------------------------------------------------------------------------------------
520-01     EFM (E)            (.1)  (.1)(.1)(.8)       1         EA    $ 4,500           $   4,050       $   4,950       $   4,500
------------------------------------------------------------------------------------------------------------------------------------
120-01     VSAT (E)           (.1)  (.1)(.2)(.8)       1         EA    $ 15,000          $  13,500       $  16,500       $  15,000
------------------------------------------------------------------------------------------------------------------------------------
714-01     STRAINER (E)       (.1)  (.1)(.2)(.7)       1         EA    $ 2,700           $   2,500       $   3,000       $   2,700
------------------------------------------------------------------------------------------------------------------------------------
120-00     UPS (E)            (.1)  (.1)(.1)(.8)       1         EA    $ 4,500           $   4,050       $   4,950       $   4,500
------------------------------------------------------------------------------------------------------------------------------------
521-01     TRANSMITTERS (E)   (.1)  (.1)(.1)(.8)       4         EA    $ 1,000           $   3,600       $   4,400       $   4,000
------------------------------------------------------------------------------------------------------------------------------------
920-04     BALL VALVES (E)    (.1)  (.1)(.2)(.7)       1         LT    $ 18,000           $ 16,000       $  20,000       $  18,000
------------------------------------------------------------------------------------------------------------------------------------
672-00     3" CONTROL VALVE (E)(.1)  (.1)(.2)(.7)      1         EA    $ 3,600            $  3,300       $   4,000       $   3,600
------------------------------------------------------------------------------------------------------------------------------------
972-04     4" CHECK VALVE (E) (.1)  (.1)(.2)(.7)       1         EA    $ 2,100            $  1,900       $   2,300       $   2,100
------------------------------------------------------------------------------------------------------------------------------------
131-01     AIR COMPRESSOR (E) (.1)  (.2)(.1)(.7)       1         EA    $ 2,300            $  1,900       $   2,600       $   2,300
------------------------------------------------------------------------------------------------------------------------------------
086-01     BUILDING (E)       (.1)  (.2)(.1)(.7)       1         EA    $ 6,000            $  5,400       $   6,600       $   6,000
------------------------------------------------------------------------------------------------------------------------------------
237-01     AREA LIGHTING (E)  (.7)  (.1)(.4)(.5)       1         EA    $ 1,000            $  1,000       $   1,500       $   1,200
------------------------------------------------------------------------------------------------------------------------------------
235-01     TRANSFORMER (E)    (.1)  (.1)(.2)(.7)       1         EA    $ 1,000            $  1,000       $   1,500       $   1,100
------------------------------------------------------------------------------------------------------------------------------------
104-01     TEST STATIONS (E)  (.7)  (.1)(.4)(.5)      50         EA    $    50            $  4,000       $   6,000       $   5,000
------------------------------------------------------------------------------------------------------------------------------------
340-00     PIPELINE MARKERS (E)(.1)  (.1)(.2)(.7)     50         EA    $    20            $    800       $   1,200       $   1,000
------------------------------------------------------------------------------------------------------------------------------------
941-06     OTHER MATERIALS (E) (.4)  (.1)(.3)(6)       1         LT    $ 9,000            $  7,000       $  10,000       $   9,000
------------------------------------------------------------------------------------------------------------------------------------
346-00     SRINKSLEEVES (B&H) (.1)  (.3)(.2)(.5)       1         LT                       $  6,500       $  10,000       $   9,130
------------------------------------------------------------------------------------------------------------------------------------
269-01     H-BRACES (B&H)     (.1)  (.3)(.2)(.5)       6         SET                      $  1,750       $   3,000       $   2,000
------------------------------------------------------------------------------------------------------------------------------------
269-02     GATES (B&H)        (.1)  (.3)(.2)(.5)       6         EA                       $  1,700       $   2,600       $   2,000
------------------------------------------------------------------------------------------------------------------------------------
340-00     EXPENDABLES (B&H)  (.1)  (.2)(.2)(.6)       1         LT                       $  1,800       $   4,000       $   3,000
------------------------------------------------------------------------------------------------------------------------------------
340-00     PIGS (B&H)         (.7)  (.3)(.3)(.4)       1         LT                       $  1,500       $   3,000       $   2,000
------------------------------------------------------------------------------------------------------------------------------------
238-01     ELECTRICAL (E)     (.3)  (.2)(.3)(.5)       1         LT                       $  1,500       $   3,000       $   2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
904-01     TAX                             7.25%                                          $ 32,435       $  38,802       $  34,975
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
903-00     FREIGHT                          4.5%                                          $ 20,132       $  24,084       $  21,709
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MATERIALS AND EQUIPMENT COSTS SUB-TOTAL                                                   $499,947       $ 598,086       $ 539,095
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL
                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                FIELD DIRECT COSTS
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MOST
                                                                                        BEST CASE      WORST CASE       PROBABLE
                   DESCRIPTION                                                            COST            COST            COST
                                                     Qty.       Unit     Unit Cost      ESTIMATE        ESTIMATE        ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
P.U. NO.
------------------------------------------------------------------------------------------------------------------------------------
900-00     DISTRICT LABOR (E) (.2)  (.3)(.2)(.5)      176        HR                        $  5,600       $  6,720        $  6,160
------------------------------------------------------------------------------------------------------------------------------------
901-00     PIPE AND COATING INSP(.2)  (.3)(.2)(.5)                                         $  6,500       $  7,000        $  6,500
------------------------------------------------------------------------------------------------------------------------------------
901-00     X-RAY (E)          (.2)  (.3)(.2)(.5)       1         LT                        $ 15,000       $ 29,000        $ 20,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     INSPECTION (E)     (.3)  (.1)(.3)(.6)      46         DAY     $   300           $ 13,200       $ 18,000        $ 13,800
------------------------------------------------------------------------------------------------------------------------------------
901-00     SURVEY (E)         (.1)  (.1)(.2)(.7)      15         DAY     $   500           $ 13,000       $ 14,000        $ 18,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     ARCHY (E)          (.1)  (.1)(.2)(.7)       1         LT                        $  4,000       $  7,000        $  5,000
------------------------------------------------------------------------------------------------------------------------------------
504-03     R-O-W (E)          (.1)  (.1)(.2)(.7)                                           $ 80,000       $ 95,000        $ 85,000
------------------------------------------------------------------------------------------------------------------------------------
504-13     LAND SERVICES (E)  (.1)  (.1)(.2)(.7)                                           $  7,000       $  8,500        $  7,500
------------------------------------------------------------------------------------------------------------------------------------
901-00     MOB. CHARGE (B&H)  (.2)  (.3)(.1)(.6)       1         LT                        $ 14,000       $ 20,000        $ 18,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     FENCES (B&H)       (.1)  (.1)(.2)(.7)       6         EA                        $  7,500       $ 13,500        $  9,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     ROW PREP (B&H)     (.2)  (.3)(.2)(.5)       1         LT                        $  9,700       $ 13,500        $ 11,600
------------------------------------------------------------------------------------------------------------------------------------
901-00     DITCH (B&H)        (.6)  (.3)(.3)(.4)     58600       FT                        $ 37,000       $ 45,000        $ 41,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     HAUL/STRING (B&H)  (.2)  (.1)(.2)(.7)       1         LT                        $  6,600       $  9,800        $  8,200
------------------------------------------------------------------------------------------------------------------------------------
901-00     SETUP (B&H)        (.2)  (.1)(.2)(.7)       1         LT                        $  6,400       $  9,600        $  8,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     LAY & WELD (B&H)   (.6)  (.3)(.3)(.4)       1         LT                        $ 41,000       $ 51,000        $ 44,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     COAT & LOWER IN (B&H)(.3)  (.2)(.2)(.6      1         LT                        $  7,200       $ 12,800        $ 11,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     TIE-IN (B&H)       (.6)  (.3)(.3)(.4)       1         LT                        $ 45,000       $ 60,000        $ 55,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     CLEAN UP (B&H)     (.2)  (.3)(.2)(.5)       1         LT                        $ 13,600       $ 15,400        $ 15,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     RESEED (B&H)       (.2)  (.2)(.2)(.6)       1         LT                        $  6,100       $  7,500        $  6,800
------------------------------------------------------------------------------------------------------------------------------------
901-00     HYDRO-TEST (B&H)   (.6)  (.2)(.3)(.5)       1         LT                        $  8,500       $ 11,400        $  9,500
------------------------------------------------------------------------------------------------------------------------------------
901-00     SPREAD BOSS (B&H)  (.1)  (.2)(.1)(.7)       1         LT                        $ 22,400       $ 28,800        $ 25,650
------------------------------------------------------------------------------------------------------------------------------------
901-00     ELECTRICAL (B&H)   (.1)  (.2)(.2)(.6)       1         LT                        $  2,000       $  3,000        $  2,500
------------------------------------------------------------------------------------------------------------------------------------
901-00     WELDER Q. TEST (B&H)(.4)  (.2)(.2)(.6)      8         EA                        $  2,700       $  3,600        $  3,000
------------------------------------------------------------------------------------------------------------------------------------
901-00     FAB-3 SITES (B&H)  (.4)  (.2)(.2)(.6)       1         LT                        $  7,500       $ 10,000        $  8,700
------------------------------------------------------------------------------------------------------------------------------------
269-03     FENCE 10X10 (B&H)  (.1)  (.2)(.1)(.7)       1         LT                        $    540       $    660        $    600
------------------------------------------------------------------------------------------------------------------------------------
269-04     FENCE 100X50 (B&H) (.1)  (.2)(.1)(.7)       1         LT                        $  3,400       $  4,200        $  3,800
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
N/A        ENRON FDC COST                                                                  $144,300       $185,220        $161,960
------------------------------------------------------------------------------------------------------------------------------------
N/A        B&H FDC                                                                         $241,140       $319,760        $281,350
------------------------------------------------------------------------------------------------------------------------------------
901-00     B&H OVERHEAD                      23%                                           $ 55,462       $ 73,545        $ 64,711
------------------------------------------------------------------------------------------------------------------------------------
N/A        B&H TOTAL                                                                       $296,602       $393,305        $346,061
------------------------------------------------------------------------------------------------------------------------------------
          FIELD DIRECT COSTS SUB-TOTAL                                                     $440,902       $578,525        $508,021
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL

                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                               PROJECT SUPPORT COSTS

--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MOST
                                                                                        BEST CASE      WORST CASE       PROBABLE
                   DESCRIPTION                                            Unit            COST            COST            COST
                                                      Qty.       Unit     Cost          ESTIMATE        ESTIMATE        ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
P.U.NO.      INSTALLATION COSTS
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL M&E COST                                                             $   499,947    $   598,086      $  539,095
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL FD COST                                                              $   440,902    $   578,525      $  508,021
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             PROJECT SUPPORT COSTS
------------------------------------------------------------------------------------------------------------------------------------
901-00       ENGINEERING SVCS (PDI)(.1)(.15).15)(.7)                                    $    12,000    $    18,000      $   15,000
------------------------------------------------------------------------------------------------------------------------------------
990-01       ENGINEERING RECORDS               2%                                       $    18,817    $    23,532      $   20,942
------------------------------------------------------------------------------------------------------------------------------------
990-01       OCS                  (1)(.2)(.2)(.6)                                       $     7,200    $    10,800      $    9,000
------------------------------------------------------------------------------------------------------------------------------------
316-01       CO2 LINE PACK (E)   (.1)(.2)(.1)(.7)     10,652      MCF   $ 0.65          $     6,924    $    10,386      $    6,924
------------------------------------------------------------------------------------------------------------------------------------
990-01       PURCHASING (DUANE MOODY) (E)                                               $     2,000    $     5,000      $    2,500
------------------------------------------------------------------------------------------------------------------------------------
901-00       M&H PROJ MGMT (E)   (.1)(.2)(.1)(.7)                                       $    28,000    $    39,200      $   33,600
------------------------------------------------------------------------------------------------------------------------------------
             OVERHEADS
------------------------------------------------------------------------------------------------------------------------------------
             - ELP RATE                        0%                                       $         -    $         -      $        -
------------------------------------------------------------------------------------------------------------------------------------
             - GROUP RATE                      0%                                       $         -    $         -      $        -
------------------------------------------------------------------------------------------------------------------------------------
             - AFUDC (10.58% x 3 MON)          0%                                       $         -    $         -      $        -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             RISK FUNDS & PROFITS
------------------------------------------------------------------------------------------------------------------------------------
             RISK FUNDS                                                                 $   135,550    $   304,460      $  214,950
------------------------------------------------------------------------------------------------------------------------------------
901-00       B&H RANGE                                                                  $    87,500    $         -      $   52,500
------------------------------------------------------------------------------------------------------------------------------------
             PDI RANGE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              TOTAL ESTIMATED COST                                                      $ 1,238,840    $ 1,587,989      $1,402,532
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED PROBABILITY OF OCCURRENCE                                                             30%            20%             50%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL

                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                   RISK FACTORS

--------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



SEE "RISK FUNDS"



































===================================================================================================================================




--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL

                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                               PROJECT CONTACT LIST

--------------------------------------------------------------------------------------------------------------------

          NAME                               OFFICE                        Mobile             PAGER
        Joe Mills          M&H            505/627-8153                                  800/327-9957
        Jack Moody         Enron Liquids
        Rick Miller        Enron Liquids
        Earl Chanley       Transwestern   505/625-8031








                                                     Page 7




--------------------------------------------------------------------------------------------------------------------
                                                    OCS ROSWELL

                                               PROJECT COST ESTIMATE
                                                      5/2/96
--------------------------------------------------------------------------------------------------------------------
       CUSTOMER COMPANY NAME:      ENRON LIQUIDS
                PROJECT NAME:      6" SO. ODESSA LAT.
                 W.O. NUMBER:
             PROJECT MANAGER:      JOE MILLS
             REVISION NUMBER:      ALLIANCE ESTIMATE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                    RISK FUNDS

--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MOST
                                                                                       BEST CASE      WORST CASE        PROBABLE
                  DESCRIPTION                                                            COST            COST             COST
                                                    Qty.       Unit     Unit Cost      ESTIMATE        ESTIMATE         ESTIMATE
------------------------------------------------------------------------------------------------------------------------------------
P.U.NO.
------------------------------------------------------------------------------------------------------------------------------------
900-00       MATL. DELV. (E)   (.4)(.3)(.3)(.4)       1         LT                       $   1,000      $  12,000        $  10,000
------------------------------------------------------------------------------------------------------------------------------------
900-00       SURVEY (E)        (.3)(.4)(.1)(.5)       1         LT                       $   1,000      $  20,000        $  10,000
------------------------------------------------------------------------------------------------------------------------------------
900-00       SCOPE CHANGES (E) (.2)(.3)(.1)(.6)       1         LT                       $   5,000      $  20,000        $  10,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
901-00       ROCK (B&H)        (.9)(.3)(.3)(.4)       1         LT                       $  86,100      $ 125,460        $ 104,550
------------------------------------------------------------------------------------------------------------------------------------
901-00       PAD (B&H)         (.9)(.3)(.3)(.4)       1         LT                       $  14,750      $  19,000        $  17,700
------------------------------------------------------------------------------------------------------------------------------------
901-00       WEATHER (B&H)     (.2)(.3)(.1)(.6)       1         LT                       $   5,000      $  20,000        $  10,000
------------------------------------------------------------------------------------------------------------------------------------
901-00       FIELD BENDS (B&H) (.1)(.1)(.1)(.8)       1         LT                       $     500      $   1,500        $   1,000
------------------------------------------------------------------------------------------------------------------------------------
901-00       LABOR AVIB. (B&H) (.2)(.4)(.1)(.5)       1         LT                       $     500      $   7,500        $   5,000
------------------------------------------------------------------------------------------------------------------------------------
901-00       REWORK (B&H)      (.8)(.2)(.1)(.7)       1         LT                       $   5,000      $  30,000        $  15,000
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901-00       HYD/MATL FAIL (B&H)(.2)(.2)(.1)(.7)      1         LT                       $     750      $   7,500        $   1,500
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901-00       GRUBBING (B&H)    (.3)(.4)(.1)(.5)       1         LT                       $     100      $  10,000        $   5,000
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901-00       EXCAV. UNKNO (B&H)(.8)(.3)(.1)(.6)       1         LT                       $   1,000      $   5,000        $   2,500
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901-00       ROAD TO METER SITE(.9)(.3)(.3)(.4)       1         LT                       $   7,375      $   9,500        $   8,850
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901-00       ROAD TO TAKE OFF (B)(.9)(.3)(.3)(.4)     1         LT                       $   7,375      $   9,500        $   8,850
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901-00       CON. DWG. (PDI)   (.1)(.1)(.1)(.8)       1         LT                       $     100      $   7,500        $   5,000
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SUBTOTALS
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900-00       ENRON RISK FUNDS                                                            $   7,000      $  52,000        $  30,000
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901-00       B&H RISK FUNDS                                                              $ 128,450      $ 244,960        $ 179,950
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901-00       PDI RISK FUNDS                                                              $     100      $   7,500        $   5,000
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                                      RISK FUND                                          $ 135,000      $ 304,460        $ 214,950
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


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



                                                   JOINT LENGTH

====================================================================================================================================

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60' VS 40' ECONOMICS
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                     PRICE/FT
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                                                                                                        NET             HAUL
                                                                       SHRINK          WELDING          PRICE           FROM
                     UP TO                                             SLEEVE          SAVINGS          STRUNG          ODESSA
   JT LENGTH          ROW           TO RAILYD         STRING          SAVINGS           (25%)           ON ROW          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
40                    $6.37                             $0.05                                            $6.42         $2,930
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57                    $6.46                             $0.05                                            $6.51         $2,930
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57                                      $6.31           $0.11          ($0.04)          ($0.17)          $6.21         $6,600
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====================================================================================================================================

                                          EXHIBIT "B"

                                  Engineering Specifications


The following Index of Project Specifications represents, but does not limit, the ENRON Engineering Specifications to be used:

ELPOLP shall comply with all applicable Specifications. The following Specifications should cover the majority of the "Work". Engineering Standards # 7503, 4701, 4732, 4736, 4742, 4747, 4915, 6601, 6625, 6634, 6637, 6639, 6651,
6660,  6700,  6710,  6720, 8100, 8101, 8110, 8116, 8125, 8126, 8155, 8301, 8308,
8310, 8312, 8315, 8360, 8362, 8375, 8405, 8415, and 8475.